Taxation	12 Months Ended
Dec. 31, 2011
TAXATION [Abstract]
Taxation
11.	TAXATION

Cayman Islands

Under the current laws of Cayman Islands, the Company is not subject to tax on income or capital gain. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

The Company’s subsidiaries registered in the Hong Kong are subject to Hong Kong Profits Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong.

Taiwan

The Company’s consolidated entities registered in the Taiwan are subject to Taiwan Enterprise Income Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant Taiwan income tax laws. In the first half of the year 2010, announced by local authority, general enterprise income tax rate of Taiwan was reduced from 25% to 17%. The application tax rate for the Company’s subsidiary in Taiwan is 17%, which was effective retroactively as of January 1, 2010.

China

The Company’s subsidiaries and VIEs registered in the PRC are subject to PRC Corporate Income Tax (“CIT”) on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant PRC income tax laws.

In 2007, the National People’s Congress passed new PRC CIT Law and Detailed Implementation Rules of China CIT Law. The CIT laws were effective on January 1, 2008. The CIT laws apply a general enterprise income tax rate of 25% to both foreign-invested enterprises and domestic enterprises. Preferential tax treatments will continue to be granted to enterprises, which conduct business in certain encouraged sectors and to enterprises otherwise classified as a high and new technology enterprise. In December 2008, the Company’s subsidiaries, Ctrip Computer Technology, Ctrip Travel Information, Ctrip Travel Network and Software Hotel Information obtained approval for the High New Tech Enterprises status. The applicable tax rate for High New Tech Enterprise is 15%, which was effective retroactively as of January 1, 2008. The High New Tech Enterprises qualification has a three-year effective period which expired on December 31, 2010. These four entities reapplied for the qualification in 2011, and got approval form government authority.

Additionally, the Company’s subsidiary, Ctrip Travel Network obtained approval from relevant tax bureau for a 50% reduction upon statutory income tax rate for 2008 and 2009 as it obtained the status of “software company”. The application tax rate of 2009, 2010 and 2011 for Ctrip Travel Network was 12.5%, 15% and 15%, respectively.

Shenzhen Ctrip is registered in the city of Shenzhen in China, which was a special economic zone entitled to a preferential tax rate of 15% before 2008. Under the current CIT law, Shenzhen Ctrip is entitled to a transitional tax rate which is gradually increased to 25% from 2008 to 2012. The applicable CIT rates from 2008 to 2012 are 18%, 20%, 22%, 24% and 25%, respectively. Starting from 2012, Shenzhen Ctrip would be subjected to the general CIT rate of 25%.

In 2010, in accordance with CIT Law, the applicable CIT rates are 25%, except for aforementioned four subsidiaries qualified for High New Tech Enterprises and Shenzhen Ctrip.

Pursuant to the CIT Law and Circular Caishui [2008]No.1 issued by Ministry of Finance of China on February 22, 2008, the dividends declared out of the profits earned after January 1, 2008 by a foreign invested enterprise(“FIE”) to its immediate holding company outside mainland China would be subject to withholding taxes. A favorable withholding tax rate will be applied if there is a tax treaty arrangement between Mainland China and the jurisdiction of the foreign holding company and other supplementary guidance/requirements stipulated by State Administration of Taxation (“SAT”) and tax treaty are met and proper procedures have been gone through. The Company’s subsidiaries, Ctrip Computer Technology, Ctrip Travel Information, Ctrip Travel Network, Ctrip Information Technology and Starway Shanghai are considered FIEs and are directly held by our subsidiaries in Hong Kong. According to double tax arrangement between Mainland and Hong Kong Special Administrative Region, dividends payable by an FIE in mainland China to the company in Hong Kong will be subject to 5% withholding tax, subject to approval of the tax authority. All of these foreign invested enterprises will be subject to the withholding tax for their earnings generated after January 1, 2008. The Company expects to reinvest undistributed earnings generated after January 1, 2008 in the onshore PRC entities. As a result, no deferred tax liability was provided on the outside basis difference from undistributed earnings after January 1, 2008.

Composition of income tax expense

The current and deferred portion of income tax expense included in the consolidated statements of income for the years ended December 31, 2009, 2010 and 2011 were as follows:

	2009	2010	2011
	RMB	RMB	RMB
Current income tax expense	(146,001,559)	(223,144,541)	(265,574,760)
Deferred tax benefit	14,343,474	14,471,531	3,388,535
Adjustments to deferred tax assets/liabilities for enacted CIT rate change	—	3,656,049	—

Income tax expense	(131,658,085)	(205,016,961)	(262,186,225)

Reconciliation of the differences between statutory tax rate and the effective tax rate

A reconciliation between the statutory CIT rate and the Group’s effective tax rate for the years ended December 31, 2009, 2010 and 2011 were as follows:

	2009	2010	2011
Statutory CIT rate	25%	25%	25%
Tax differential from statutory rate applicable to Subsidiaries in the PRC	(12)%	(11)%	(10)%
Non-deductible expenses incurred	6%	4%	6%
Others	(2)%	(1)%	(1)%

Effective CIT rate	17%	17%	20%

Significant components of deferred tax assets and liabilities:

	2010	2011
	RMB	RMB
Deferred tax assets:
Accrued liability for customer reward related programs	17,819,817	24,331,749
Loss carry forward	12,733,226	14,785,786
Accrued staff salary	16,884,937	13,043,243
Deferred tax liabilities	(390,000)	(390,000)
Others	2,821,430	2,797,209
Less: Allowance of deferred tax assets	(12,733,226)	(14,785,786)

Total deferred tax assets	37,136,184	39,782,201

Deferred tax liabilities, non-current:
Recognition of intangible assets	(45,382,710)	(48,308,692)

Net deferred tax liabilities	(8,246,526)	(8,526,491)

As of December 31, 2010 and 2011, valuation allowance of RMB12.7 million and RMB14.8 million was provided for operating loss carry forwards related to certain subsidiary based on then assessment where it is more likely than not that such deferred tax assets will not be realized. If events were to occur in the future that would allow us to realize more of our deferred tax assets than the presently recorded net amount, an adjustment would be made to the deferred tax assets that would increase income for the period when those events occurred.

As of December 31, 2011, the Group had net operating tax loss carry forwards amounted to RMB59.1 million which will expire from 2014 to 2016 if not used.

The provisions for income taxes for the years ended December 31, 2009, 2010 and 2011 differ from the amounts computed by applying the CIT primarily due to preferential tax rate enjoyed by certain of the Company’s subsidiaries and VIEs in the PRC.

The following table sets forth the effect of preferential tax on China operations:

	2009	2010	2011
	RMB	RMB	RMB
Tax holiday effect	92,146,741	125,981,081	115,750,217
Basic net income per ADS effect	0.69	0.89	0.80
Diluted net income per ADS effect	0.65	0.84	0.76